Exhibit 99.1



   Investors Title Company Announces Fourth Quarter and Full Year 2005 Results


     CHAPEL HILL, N.C.--(BUSINESS WIRE)--Feb. 13, 2006--Investors Title Company (NASDAQ: ITIC) today announced record revenues and net income for the fourth quarter ended December 31, 2005. The Company reported net income of $3,520,902, an increase of 30.9% compared with $2,689,303 for the fourth quarter of 2004. Diluted earnings per share were $1.36 for the quarter ended December 31, 2005 versus $1.03 for the prior year quarter. Net premiums written increased 9.5% to $18,422,813 and total revenues increased 12.5% to $21,646,914 compared with the fourth quarter of 2004.
     For the year ended December 31, 2005, the Company reported record net income of $13,292,923, an increase of 24% compared with 2004. Diluted earnings per share were $5.10 versus $4.09 in the prior year period. Net premiums written increased 6.5% to $76,522,266 and total revenues increased 10% to $87,863,878 compared with 2004.
     "Net earnings for the period were the highest for any fourth quarter," stated J. Allen Fine, Chairman of Investors Title Company. "Operating results were driven by growth in revenue and an increase in profit margin. Revenue in our title insurance and 1031 exchange segments was favorably impacted by the ongoing strength in real estate activity. Nationally, the pace of existing home sales declined in the fourth quarter from earlier in the year but remained above the prior year period. For 2005, existing home sales hit a new record level for the fifth year in a row."
     Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 29 branch offices and a network of agents located across 23 states and the District of Columbia. The Company also provides services in connection with tax-deferred exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.
     Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include any predictions regarding activity in the U.S. real estate market. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.


                    Investors Title Company and Subsidiaries
                        Consolidated Statements of Income
                           December 31, 2005 and 2004
                                   (Unaudited)

                            For The Three          For The Twelve
                            Months Ended            Months Ended
                             December 31             December 31
                          2005        2004        2005        2004
                       ----------- ----------- ----------- -----------
Revenues:
  Underwriting income:
     Premiums written $18,504,712 $16,918,555 $76,838,399 $72,138,084
     Less-premiums for
      reinsurance
      ceded                81,899      93,821     316,133     294,639
                       ----------- ----------- ----------- -----------
  Net premiums written 18,422,813  16,824,734  76,522,266  71,843,445
  Investment income-
   interest and
   dividends              961,784     830,323   3,335,767   2,752,838
  Net realized gain on
   sales of
   investments             29,511      53,989     119,015      93,656
  Exchange services
   revenue              1,271,065     848,244   4,543,099   2,801,888
  Other                   961,741     682,506   3,343,731   2,349,349
                       ----------- ----------- ----------- -----------
          Total        21,646,914  19,239,796  87,863,878  79,841,176
                       ----------- ----------- ----------- -----------

Operating Expenses:
     Commissions to
      agents            7,259,076   6,868,738  30,309,405  29,152,645
     Provision for
      claims            1,810,298   1,844,784   8,164,783   7,984,339
     Salaries, employee
      benefits and
      payroll taxes     4,815,158   4,084,329  19,136,098  16,303,351
     Office occupancy
      and operations    1,358,190   1,364,134   5,080,829   4,849,944
     Business
      development         590,151     575,219   2,073,518   1,899,315
     Taxes, other than
      payroll and
      income              136,246     111,477     523,464     453,354
     Premium and
      retaliatory
      taxes               352,130     326,444   1,556,529   1,406,083
     Professional fees    475,755     593,904   1,937,233   2,074,520
     Other                201,008      76,464     499,096     215,459
                       ----------- ----------- ----------- -----------
          Total        16,998,012  15,845,493  69,280,955  64,339,010
                       ----------- ----------- ----------- -----------

Income Before Income
 Taxes                  4,648,902   3,394,303  18,582,923  15,502,166
                       ----------- ----------- ----------- -----------

Provision For Income
 Taxes                  1,128,000     705,000   5,290,000   4,783,000
                       ----------- ----------- ----------- -----------

Net Income            $ 3,520,902 $ 2,689,303 $13,292,923 $10,719,166
                       =========== =========== =========== ===========

Basic Earnings Per
 Common Share         $      1.38 $      1.08 $      5.19 $      4.29
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Basic    2,554,935   2,484,883   2,560,418   2,496,711
                       =========== =========== =========== ===========

Diluted Earnings Per
 Common Share         $      1.36 $      1.03 $      5.10 $      4.09
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Diluted  2,596,541   2,617,022   2,607,633   2,620,916
                       =========== =========== =========== ===========

                    Investors Title Company and Subsidiaries
                           Consolidated Balance Sheets
                        As of December 31, 2005 and 2004
                                   (Unaudited)


                                            December 31, December 31,
                                                 2005         2004
                                            --------------------------
Assets
   Cash and cash equivalents               $ 14,608,481 $  4,726,443

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized cost     1,648,708    2,202,635
      Available-for-sale, at fair value      75,472,342   72,471,766
    Equity securities, available-for-sale
     at fair value                            9,437,678    7,240,306
    Short term investments                    7,257,734   10,134,321
    Other investments                         1,336,111    1,211,517
                                            ------------ ------------
        Total investments                    95,152,573   93,260,545

  Premiums receivable, net                    7,818,558    6,679,994
  Accrued interest and dividends              1,010,198      753,638
  Prepaid expenses and other assets           1,592,326    1,410,584
  Property acquired in settlement of claims     359,980      322,517
  Property, net                               5,466,765    4,592,784
  Deferred income taxes, net                  2,462,647    1,440,247
                                            ------------ ------------

Total Assets                               $128,471,528 $113,186,752
                                            ============ ============

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                      $ 34,857,000 $ 31,842,000
  Accounts payable and accrued liabilities    7,928,384    7,919,651
  Commissions and reinsurance payables          442,098      551,662
  Current income taxes payable                  946,790      366,168
                                            ------------ ------------
      Total liabilities                      44,174,272   40,679,481
                                            ------------ ------------

Stockholders' Equity:
  Common stock - no par value (shares authorized
   10,000,000; 2,549,434 and 2,481,024 shares issued and
   outstanding 2005 and 2004, respectively, excluding
   297,783 and 374,720 shares 2005 and 2004,
   respectively, of common stock held by
   the Company's subsidiary)                          1            1
  Retained earnings                          81,477,022   69,272,092
  Accumulated other comprehensive income
   (net unrealized gain on investments)       2,820,233    3,235,178
                                            ------------ ------------
      Total stockholders' equity             84,297,256   72,507,271
                                            ------------ ------------

Total Liabilities and Stockholders' Equity $128,471,528 $113,186,752
                                            ============ ============


                    Investors Title Company and Subsidiaries
                          Net Premiums Written By State
                           December 31, 2005 and 2004
                                   (Unaudited)

                        For the Three Months   For the Twelve Months
                                Ended                   Ended
                             December 31             December 31
                       ----------------------- -----------------------
State                        2005        2004        2005        2004
---------------------------------------------- -----------------------
Alabama               $   270,588 $   350,050 $ 1,304,820 $ 1,361,437
Florida                   370,267     291,783   1,552,282   1,190,399
Illinois                  264,832     205,655   1,000,273     948,022
Kentucky                  513,753     392,093   2,115,579   1,710,387
Maryland                  422,875     343,137   1,754,867   1,494,686
Michigan                  976,655   1,107,046   4,591,639   4,896,239
Minnesota                 319,513     233,323   1,076,155   1,063,819
Mississippi               166,074     231,529     977,395     990,203
Nebraska                  148,615     174,547     746,514     783,398
New York                  889,671     794,212   3,248,635   3,495,587
North Carolina          8,792,267   7,474,235  36,269,649  32,515,123
Pennsylvania              399,762     559,103   1,687,410   2,634,407
South Carolina          1,874,160   1,593,239   7,011,099   6,464,495
Tennessee                 701,180     620,602   2,767,576   2,954,957
Virginia                1,708,028   1,857,365   7,740,671   7,038,474
West Virginia             505,804     470,672   2,246,142   1,864,216
Other States              173,738     214,001     726,717     726,272
                       ----------- ----------- ----------- -----------
  Direct Premiums      18,497,782  16,912,592  76,817,423  72,132,121
Reinsurance Assumed         6,930       5,963      20,976       5,963
Reinsurance Ceded         (81,899)    (93,821)   (316,133)   (294,639)
                       ----------- ----------- ----------- -----------
 Net Premiums Written $18,422,813 $16,824,734 $76,522,266 $71,843,445
                       =========== =========== =========== ===========

                    Investors Title Company and Subsidiaries
                    Net Premiums Written By Branch and Agency
                           December 31, 2005 and 2004
                                   (Unaudited)



         For The Three Months Ended    For The Twelve Months Ended
                December 31                      December 31
      ----------------------------------------------------------------
             2005   %       2004    %       2005    %       2004    %
       --------------- --------------- --------------- ---------------
Branch $ 8,090,934  44 $ 7,122,836  42 $34,108,923  45 $31,606,909  44

Agency  10,331,879  56   9,701,898  58  42,413,343  55  40,236,536  56
       --------------- --------------- --------------- ---------------

Total  $18,422,813 100 $16,824,734 100 $76,522,266 100 $71,843,445 100
       =============== =============== =============== ===============



     CONTACT: Investors Title Company
              Elizabeth B. Lewter, 919-968-2200